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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2001

                             STC BROADCASTING, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-29555                                         75-2676358
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(Commission File Number)                  (I.R.S. Employer Identification No.)

             720 2nd Avenue South
           St. Petersburg, Florida                                  33701
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  (Address of Principal Executive Offices)                        (Zip Code)

                                 (727) 821-7900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 31, 2001, the Company and certain subsidiaries entered into an agreement with Lin Television Corporation ("Lin") to sell to Lin certain assets of WNAC, including the Federal Communications Commission ("FCC") License of WNAC for $2.5 million dollars. Closing of this transaction is subject to customary conditions including approval by the FCC and the closing of the Company's purchase of WPRI from Clear Channel Broadcasting Licenses, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         None

(b)      Pro Forma Financial Information.

         None

(c)      Exhibits.

2.1 Asset Purchase Agreement dated November 3, 2000, among Clear Channel Broadcasting, Inc., Clear Channel Broadcasting Licenses, Inc. (sellers) and STC Broadcasting, Inc. (buyer) for television station WPRI, Providence, Rhode Island (1)

2.2 Asset Purchase Agreement dated January 31, 2001 among Smith Acquisition Company, Smith Acquisition License Company, STC Broadcasting, Inc., STC License Company and Lin Television Corporation (2)


(1) Incorporated by reference to the Form 10-Q of STC Broadcasting, Inc. filed November 8, 2000.

(2)      Filed Herewith

ITEM 9.  REGULATION FD DISCLOSURE

         With the adoption by the Securities and Exchange Commission ("SEC") of Regulation FD ("Full Disclosure"), the Company believes that it is important to provide guidance to our Senior Subordinate Debt holders.

         On or about February 22, 2001, the Company anticipates providing earnings guidance for the year ended December 31, 2000 and for first quarter ending March 31, 2001. The Company anticipates that this guidance will be provided in the form of a press release and/or a SEC Form 8-K filing. On March 1, 2001, the Company anticipates releasing earnings for the year ended December 31, 2000 and filing its SEC Form 10-K for the year ended December 31, 2000. A conference call is scheduled for March 5, 2001 to discuss the Company's operation for year ended December 31, 2000 and the first quarter projections for 2001. Specifics regarding the call will be provided at a later date.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STC BROADCASTING, INC.

Date:  February 5, 2001                            By: /s/ DAVID A. FITZ
                                                       -----------------------
                                                   David A. Fitz
                                                   Senior Vice President and
                                                   Chief Financial Officer

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